Note 12 - Inventories (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Inventory, LIFO Reserve, Effect on Income, Net, Total	$ 11,700	$ 12,800
Effect Of LIFO Earnings Per Share Basic (in dollars per share)	$ 1.29	$ 1.38
Effect Of LIFO Earnings Per Share Diluted (in dollars per share)	$ 1.28	$ 1.37
Effect of LIFO Inventory Liquidation on Income	$ 0	$ 6,600